UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 10, 2010

HICKS ACQUISITION COMPANY II, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-54151 (Commission File Number)	80-0611167 (I.R.S. Employer Identification Number)

100 Crescent Court, Suite 1200 Dallas, TX (Address of principal executive offices)	75201 (Zip code)
(214) 615-2300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-99.1

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On December 10, 2010, Robert M. Swartz advised the Board of Directors (the “Board”) of Hicks Acquisition Company II, Inc. (the “Company”) of his intention to resign as President and Chief Executive Officer of the Company, effective December 31, 2010. Concurrent with Mr. Swartz’s resignation, the Board appointed Christina Weaver Vest, the Company’s Chief Financial Officer and a Senior Vice President, to serve as President and Chief Executive Officer, effective December 31, 2010.
     Ms. Vest has served as the Company’s Chief Financial Officer and a Senior Vice President since its inception in June 2010 and previously served as a Senior Vice President of Hicks Acquisition Company II, Inc. Ms. Vest also currently serves as a managing director and partner of Hicks Equity Partners LLC, and previously served from 2005 until April 2007 as a Senior Vice President of its affiliate, Hicks Holdings LLC. Ms. Vest previously served as a Principal at HM Capital Partners (formerly Hicks, Muse, Tate & Furst), which she joined in 1995. In addition, Ms. Vest currently serves as a director of several companies, including Ocular LCD, Inc., Anvita, Inc. and Fox Pan American Sports, LLC. Ms. Vest received a Bachelor of Arts degree from Harvard University in 1993 and a Master’s degree in Business Administration from Harvard Business School in 1999.
     There are no arrangements or understandings between Ms. Vest and any other person pursuant to which Ms. Vest was appointed as an officer of the Company and there are no family relationships between Ms. Vest and any of the Company’s other executive officers or directors. Presently, there is no compensation arrangement between the Company and Ms. Vest.
     On December 10, 2010, the Company issued a press release announcing the resignation of Mr. Swartz and the appointment of Ms. Vest, a copy of which is filed as Exhibit 99.1 to this Current Report on 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit
Number	Exhibit
99.1	Press Release, dated December 10, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: December 10, 2010

Hicks Acquisition Company II, Inc.
By:	/s/ Christina Weaver Vest
Christina Weaver Vest
Chief Financial Officer and Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1	Press Release, dated December 10, 2010.